Vanguard Dividend Appreciation ETF

Supplement to the Prospectus and Summary Prospectus Dated May 28, 2015

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Purchase and Sale of Fund Shares”:

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, typically in exchange for baskets of securities. For this Fund, the number of ETF Shares in a Creation Unit is 25,000.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 920 082015

Vanguard Specialized Funds

Supplement to the Statement of Additional Information Dated May 28, 2015

Statement of Additional Information Text Changes

The following replaces the first paragraph under the heading “Information About the ETF Share Class”:

Vanguard Dividend Appreciation Index and Vanguard REIT Index Funds (the ETF Funds) offer and issue an exchange-traded class of shares called ETF Shares. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” For Vanguard Dividend Appreciation Index Fund, the number of ETF Shares in a Creation Unit is 25,000; and for Vanguard REIT Index Fund, the number of ETF Shares in a Creation Unit is 100,000.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 051A 082015